Exhibit 99.1

 WEX Second Quarter 2019 Earnings  August 1, 2019

 WEX Forward-Looking Statements  This earnings presentation contains forward-looking statements, including statements regarding: financial guidance; assumptions underlying the Company's financial guidance; future growth opportunities and expectations; profitability; technology advances; and, market expansion. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this earnings presentation and the discussion accompanying it, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: the effects of general economic conditions on fueling patterns as well as payment and transaction processing activity; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; changes in interest rates; the impact of fluctuations in fuel prices; the effects of the Company’s business expansion and acquisition efforts; potential adverse changes to business or employee relationships, including those resulting from the completion of an acquisition; competitive responses to any acquisitions; uncertainty of the expected financial performance of the combined operations following completion of an acquisition; the failure to successfully integrate the Company's acquisitions; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from an acquisition; the Company's ability to successfully acquire, integrate, operate and expand commercial fuel card programs; the failure of corporate investments to result in anticipated strategic value; the impact and size of credit losses; the impact of changes to the Company's credit standards; breaches of the Company’s technology systems or those of the Company's third-party service providers and any resulting negative impact on the Company's reputation, liabilities or relationships with customers or merchants; the Company’s failure to maintain or renew key commercial agreements; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; failure to successfully implement the Company's information technology strategies and capabilities in connection with its technology outsourcing and insourcing arrangements and any resulting cost associated with that failure; the actions of regulatory bodies, including banking and securities regulators, or possible changes in banking or financial regulations impacting the Company’s industrial bank, the Company as the corporate parent or other subsidiaries or affiliates; the impact of the material weaknesses disclosed in Item 9A of the Company's annual report on Form 10-K for the year ended December 31, 2018 and in item 4 of the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2019 and the effects of the Company's investigation and remediation efforts in connection with certain immaterial errors in the financial statements of our Brazilian subsidiary; the impact of the Company’s outstanding notes on its operations; the impact of increased leverage on the Company's operations, results or borrowing capacity generally, and as a result of acquisitions specifically; the incurrence of impairment charges if our assessment of the fair value of certain of our reporting units changes; the uncertainties of litigation; as well as other risks and uncertainties identified in Item 1A of our Annual Report for the year ended December 31, 2018 filed on Form 10-K with the Securities and Exchange Commission on March 18, 2019 and amended on March 20, 2019.  The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases. The forward-looking statements speak only as of the date of this earnings presentation and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.Non-GAAP Information:For additional important information and disclosure regarding our use of non-GAAP metrics, specifically adjusted net income, please see our most recent earnings release, issued on August 1, 2019. See the Appendix to this presentation for an explanation and reconciliation of non-GAAP adjusted net income (or "adjusted net income" or “ANI”) to GAAP net income, ANI per diluted share to GAAP net income per diluted share, and adjusted operating margin to GAAP operating margin.

 2Q2019 Highlights    Fleet    Travel & Corporate    Health & Employee Benefits  Up 19%   Up 10%   Up 8%   2Q2019 Segment Revenue Growth Vs. 2Q2018   +55%   +21%   +11%   US Healthcare up 72%

Strategic Pillars

Build upon our best in class **GROWTH ENGINE**

Lead through **SUPERIOR TECHNOLOGY**

Drive scale through **SUPERIOR EXECUTION**

LEVERAGE OUR CULTURE to attract and retain the best employees

HIGHLIGHTS FOR THE QUARTER

- Revenue growth of 19% with double-digit growth in each of the segments
- Transition of Shell and Chevron portfolios completed
- Completed acquisition of Go Fuel Card in Europe on July 1
- Clearview Snap analytics now in use at more than 8,000 customers
- Driver Dash mobile payment app extended to 25,000 locations in the US
- Impressive corporate payments volume growth of more than 50%
- Robust enrollment season continues to contribute to strong revenue growth in US Health business
- Global Leadership Summit held with a focus on leadership training and development

4

Executing on the WEX Strategy

BUILDING UPON OUR BEST-IN-CLASS GROWTH ENGINE

Surency life and health · Medical Mutual · getaroom · Regions · Brock · PTL Paschall Truck Lines, Inc. · Quanta Services, Inc. · Rollins · Ferguson · Phillips 66

LEADING WITH SUPERIOR PRODUCTS AND TECHNOLOGY

FLEET

- Chevron portfolio conversion completed
- Driver Dash live at ExxonMobil and Shell locations
- Closed acquisition of fuel card business from EG Group in Europe
- More than 8,000 customers using Clearview analytics platform
- Digital marketing optimization to better reach potential customers

TRAVEL & CORPORATE

- Progress on Noventis integration
- Issuing Visa commercial virtual cards in the US and UK in USD, GBP and EUR
- Created ability to manage customer credit lines across schemes, processors and entities
- Optimized new UI for mobile transactions enhancing and modernizing experience for both direct clients and partners

HEALTH & EMPLOYEE BENEFITS

- Mobile app quick receipt upload for all CDH account types
- Improvements to COBRA member portal for open enrollment
- Business Intelligence enhancements for administrator dashboard wex

5

 WEX Second Quarter 2019 Financial Results

 Company Results - Q2 2019     2Q19  2Q18  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Revenue  $441,807  $370,798  $71,009  19.2%            Net income attributable to shareholders  $13,807  $38,424  $(24,617)  (64.1)%  Net income attributable to WEX Inc. per diluted share  $0.32  $0.88  $(0.56)  (63.6)%            Adjusted net income attributable to shareholders  $99,636  $89,958  $9,678  10.8%  Adjusted net income attributable to shareholders per diluted share  $2.28  $2.07  $0.21  10.0%  Second quarter results building a solid foundation for remainder of the year  In thousands except per share data

 Revenue Breakdown - Q2 2019     2Q19  2Q18  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Revenue  $441,807  $370,798  $71,009  19.2%  Segment Revenue          Fleet Solutions  $267,314  $241,412  $25,902  10.7%  Travel and Corporate Solutions  $91,350  $75,764  $15,586  20.6%  Health and Employee Benefit Solutions  $83,143  $53,622  $29,521  55.1%  Double digit revenue growth rate for all Segments  In thousands unless otherwise noted

 Fleet Solutions    2Q19  2Q18  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Segment Revenue ($)  267,314  241,412  25,902  10.7%  Payment Processing Revenue ($)  120,717  112,895  7,822  6.9%  Finance Fee Revenue ($)  62,385  45,188  17,197  38.1%  All Other Revenue ($)  84,212  83,329  883  1.1%            Payment Processing Transactions  127,986  115,919  12,067  10.4%  Net Payment Processing Rate (%)  1.24%  1.19%  0.05%  4.0%  Average US Fuel Price ($/gallon)  $2.91  $3.02  $(0.11)  (3.6)%  Net Late Fee Rate (%)  0.54%  0.38%  0.16%  42.5%  Strength in North America Fuel Business   In thousands unless otherwise noted

 Travel and Corporate Solutions    2Q19  2Q18  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Segment Revenue ($)  91,350  75,764  15,586  20.6%  Payment Processing Revenue ($)  77,273  51,289  25,984  50.7%  All Other Revenue ($)  14,077  24,475  (10,398)  (42.5)%            Purchase Volume ($)  10,047,934  8,930,421  1,117,513  12.5%  Net Interchange Rate (%)  0.77%  0.57%  0.20%  34.9%  Corporate payments growth and acquisition of Noventis drive strong revenue growth  In thousands unless otherwise noted

 Health and Employee Benefit Solutions    2Q19  2Q18  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Segment Revenue ($)  83,143  53,622  29,521  55.1%  Payment Processing Revenue ($)  16,836  14,554  2,282  15.7%  Account Servicing Revenue ($)  54,669  26,702  27,967  104.7%  All Other Revenue ($)  11,638  12,366  (728)  (5.9)%            Purchase Volume * ($)  1,374,592  1,253,309  121,283  9.7%  Average Number of SaaS Accounts*  12,563  10,745  1,818  16.9%  Strong US Health revenue growth bolstered by acquisition of Discovery Benefits  In thousands unless otherwise noted* US Only

 Selected Operating Expenses and Margins  Processing costs are up mainly due to acquisitions and increased volumeFleet credit loss was 13.9 basis points from 11.2 G&A up due to stock comp, debt restructuring and M&A activitySales and marketing expenses up mainly due to Shell/Chevron, acquisitions and partner rebates  (In thousands)  2Q19  2Q19    2Q18  2Q18    $ ∆ Yr/Yr  $ ∆ Yr/Yr    % ∆ Yr/Yr    Processing costs  $  99,481    $  77,483    $  21,998    28.4  %  Service fees  $  14,197    $  13,809    $  388    2.8  %  Provision for credit losses  $  14,832    $  13,636    $  1,196    8.8  %  Operating interest  $  10,693    $  9,528    $  1,165    12.2  %  General and administrative  $  76,247    $  47,589    $  28,658    60.2  %  Sales and marketing  $  72,831    $  57,697    $  15,134    26.2%    2Q19  2Q18  ∆ Yr/Yr in basis points  GAAP operating income margin  21.4%  27.1%  (570)  Non-GAAP adjusted operating income margin  37.7%  38.8%  (110)  Operating and Adjusted Operating Income Margins      Cost of services  Selling general and administrative  Selected Operating Expenses (GAAP)

 Tax Rate  Key Updates  ANI tax rate in line with the prior year

 Additional Balance Sheet Items  Key Updates  Corporate cash1 balance was $357 million Available borrowing capacity of $720 million on line of creditIncreased capacity and extended Term B maturity in May 2019Leverage ratio 3.8XSignificant mitigation of interest rate risk - approximately 65% of Financing Debt at effectively fixed rates  1 Corporate cash is calculated in accordance with the terms of our consolidated leverage ratio in the Company’s amended 2016 Credit Agreement as filed with the SEC2 Total financing debt includes Term A, Term B, Notes and $50 million deferred payment for DBI acquisition which will paid Jan 2020

Guidance

Strong business execution partially offset by lower average fuel prices and unfavorable foreign exchange rates

	3Q2019 OUTLOOK	Δ Yr/Yr	FY2019 OUTLOOK	Δ Yr/Yr
Revenue (in millions)	$455 - $465	18% - 20%	$1,720 - $1,750	16% - 18%
Adjusted Net Income[1] (in millions)	$110 - $115	13% - 18%	$399 - $410	12% - 15%
Adjusted Net Income Earnings per Diluted Share[1]	$2.52 - $2.62	13% - 17%	$9.10 - $9.35	11% - 14%
Domestic Fuel Prices ($ / Gallon)	$2.72		$2.72	
Fleet Credit Loss (Basis Points)	13 - 18		13 - 18	
Adjusted Net Income Tax Rate	24.5% - 25.5%		24.5% - 25.5%	
Number of Shares Outstanding	43.8 million		43.8 million	

1 The Company's adjusted net income guidance, which is a non-GAAP measure, excludes unrealized gains and losses on financial instruments, net foreign currency remeasurement gains and losses, acquisition related intangible amortization, other acquisition and divestiture related items, stock-based compensation, other costs, debt restructuring and debt issuance cost amortization, similar adjustments attributable to our non-controlling interests and certain tax related items. We are unable to reconcile our adjusted net income guidance to the comparable GAAP measure without unreasonable effort because of the difficulty in predicting the amounts to be adjusted, including but not limited to, foreign currency exchange rates, unrealized gains and losses on derivative instruments, acquisition and divestiture related items and adjustments to the redemption value of a non-controlling interest, which may have a significant impact on our financial results.

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 Appendix

   Three Months Ended June 30,  Three Months Ended June 30,              Six Months Ended June 30,  Six Months Ended June 30,            (In thousands)  2019  2019      2018  2018      2019  2019      2018  2018    Net income attributable to shareholders  $  13,807      $  38,424      $  29,941      $  90,394    Unrealized loss (gain) on financial instruments    21,516        (2,706)      33,428        (16,214)  Net foreign currency remeasurement (gain) loss    (6,665)      26,734        (2,780)      26,344    Acquisition-related intangible amortization    39,814        34,921        73,702        70,157    Other acquisition and divestiture related items    7,017        619        16,797        1,256    Stock-based compensation    14,992        6,905        25,434        15,860    Other costs    4,746        630        7,501        6,301    Debt restructuring and debt issuance cost amortization    8,453        2,607        14,949        9,299    ANI adjustments attributable to non-controlling interests    17,298        (186)      16,725        (538)  Tax related items    (21,342)      (17,990)      (41,237)      (30,883)  Adjusted net income attributable to shareholders  $  99,636      $  89,958      $  174,460      $  171,976    WEX Non-GAAP Reconciliation

WEX Non-GAAP Reconciliation

	Three Months Ended June 30,		Six Months Ended June 30,	
(In thousands)	**2019**	2018	**2019**	2018
Operating income (GAAP)	**$ 94,737**	$ 100,424	**$ 163,672**	$ 184,283
Acquisition-related intangible amortization	**39,814**	34,921	**73,702**	70,157
Other acquisition and divestiture related items	**7,017**	619	**16,797**	1,256
Debt restructuring	**5,078**	466	**9,478**	3,481
Stock-based compensation	**14,992**	6,905	**25,434**	15,860
Other costs	**4,746**	630	**7,501**	6,301
Adjusted operating income (Non-GAAP)	**$ 166,384**	$ 143,965	**$ 296,584**	$ 281,338

	Three Months Ended June 30,		Six Months Ended June 30,	
(In thousands except margin data)	**2019**	2018	**2019**	2018
Operating income (GAAP)	**$ 94,737**	$ 100,424	**$ 163,672**	$ 184,283
Total Revenue	**$ 441,807**	$ 370,798	**$ 823,683**	$ 724,826
Operating income margin (GAAP)	**21.4%**	27.1%	**19.9%**	25.4%
Adjusted operating income (Non-GAAP)	**$ 166,384**	$ 143,965	**$ 296,584**	$ 281,338
Total Revenue	**$ 441,807**	$ 370,798	**$ 823,683**	$ 724,826
Adjusted operating income margin (Non-GAAP)	**37.7%**	38.8%	**36.0%**	38.8%

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WEX Non-GAAP Reconciliation  The Company's non-GAAP adjusted net income excludes unrealized gains and losses on financial instruments, net foreign currency remeasurement gains and losses, acquisition-related intangible amortization, other acquisition and divestiture related items, stock-based compensation, other costs, debt restructuring and debt issuance cost amortization, similar adjustments attributable to our non-controlling interests and certain tax related items. The Company's non-GAAP adjusted operating income excludes acquisition-related intangible amortization, other acquisition and divestiture related items, stock-based compensation, other costs, and debt restructuring costs. Total segment adjusted operating income incorporates the same adjustments and further excludes unallocated corporate expenses.Although adjusted net income, adjusted operating income and total segment adjusted operating income are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), these non-GAAP measures are integral to the Company's reporting and planning processes and the chief operating decision maker of the Company uses segment adjusted operating income to allocate resources among our operating segments. The Company considers these measures integral because they exclude the above-specified items that the Company's management excludes in evaluating the Company's performance. Specifically, in addition to evaluating the Company's performance on a GAAP basis, management evaluates the Company's performance on a basis that excludes the above items because:Exclusion of the non-cash, mark-to-market adjustments on financial instruments, including interest rate swap agreements and investment securities, helps management identify and assess trends in the Company's underlying business that might otherwise be obscured due to quarterly non-cash earnings fluctuations associated with these financial instruments. Net foreign currency gains and losses primarily result from the remeasurement to functional currency of cash, receivable and payable balances, certain intercompany notes denominated in foreign currencies and any gain or loss on foreign currency hedges relating to these items. The exclusion of these items helps management compare changes in operating results between periods that might otherwise be obscured due to currency fluctuations.The Company considers certain acquisition-related costs, including certain financing costs, investment banking fees, warranty and indemnity insurance, certain integration related expenses and amortization of acquired intangibles, as well as gains and losses from divestitures to be unpredictable, dependent on factors that may be outside of our control and unrelated to the continuing operations of the acquired or divested business or the Company. In addition, the size and complexity of an acquisition, which often drives the magnitude of acquisition-related costs, may not be indicative of such future costs. The Company believes that excluding acquisition-related costs and gains or losses of divestitures facilitates the comparison of our financial results to the Company's historical operating results and to other companies in our industry.Stock-based compensation is different from other forms of compensation as it is a non-cash expense. For example, a cash salary generally has a fixed and unvarying cash cost. In contrast, the expense associated with an equity-based award is generally unrelated to the amount of cash ultimately received by the employee, and the cost to the Company is based on a stock-based compensation valuation methodology and underlying assumptions that may vary over time.Other costs includes other immaterial costs that the Company has incurred and are non-operational and non-recurring. We exclude these items when evaluating our continuing business performance as such items are not consistently occurring and do not reflect expected future operating expense, nor do they provide insight into the fundamentals of current or past operations of our business. This also includes costs related to certain identified initiatives to further streamline the business, improve the Company's efficiency, create synergies and globalize the Company's operations, remediate the prior year material weaknesses, all with an objective to improve scale and efficiency and increase profitability going forward. Debt restructuring and debt issuance cost amortization are unrelated to the continuing operations of the Company. Debt restructuring costs are not consistently occurring and do not reflect expected future operating expense, nor do they provide insight into the fundamentals of current or past operations of our business. In addition, since debt issuance cost amortization is dependent upon the financing method which can vary widely company to company, we believe that excluding these costs helps to facilitate comparison to historical results as well as to other companies within our industry.The adjustments attributable to non-controlling interests, including adjustments to the redemption value of a non-controlling interest, have no significant impact on the ongoing operations of the business.The tax related items are the difference between the Company’s U.S. GAAP tax provision and a pro forma tax provision based upon the Company’s adjusted net income before taxes as well as the impact from certain discrete tax items. The methodology utilized for calculating the Company’s adjusted net income tax provision is the same methodology utilized in calculating the Company’s U.S. GAAP tax provision.For the same reasons, WEX believes that adjusted net income, adjusted operating income and total segment adjusted operating income may also be useful to investors as one means of evaluating the Company's performance. However, because adjusted net income, adjusted operating income and total segment adjusted operating income are non-GAAP measures, they should not be considered as a substitute for, or superior to, net income, operating income or cash flows from operating activities as determined in accordance with GAAP. In addition, adjusted net income, adjusted operating income and total segment adjusted operating income as used by WEX may not be comparable to similarly titled measures employed by other companies.